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               [Transamerica Life Insurance Company Letterhead]



September 12, 2001



VIA EDGAR

____________________

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Variable Annuity Fund II
     File No. 811- 02411, CIK 0000078011
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Variable Annuity Fund II, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the underlying management investment company Pilgrim Growth & Income Fund, Inc. and Pilgrim GNMA Income; and the semi-annual report for Pilgrim Emerging Countries. Transamerica was recently informed about the fiscal year change of these funds. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 31, 2001, Pilgrim Growth & Income Fund, Inc. filed its annual report with the Commission via EDGAR (CIK:
000059146); on June 4, 2001, Pilgrim GNMA Income filed its annual report with the Commission via EDGAR (CIK: 000059140) and on July 3, 2001, Pilgrim Emerging Countries filed its semi-annual report with the Commission via EDGAR (CIK:
0000895430. To the extent necessary, that filing is incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division